IL ANNUITY AND INSURANCE COMPANY LETTERHEAD


April 1, 1999


Dear Contractholder:

As a Visionary Variable Annuity(TM) contractholder, we are providing you with semiannual fund reports from Visionary's(TM) five fund managers. Please note that we have furnished reports for not only those funds in which you are investing, but all the fund options available in the Visionary Variable Annuity(TM) product. These reports will provide an update on each fund's performance as of December 31, 1998.

We hope you find this information helpful. Should you have any questions concerning your Visionary Variable Annuity(TM) from IL Annuity and Insurance Company, please don't hesitate to call our Service Center at: 888-232-6486.

As always, we appreciate and value your business.

Sincerely,

/s/Greg Carney
Greg Carney
President


The following documents accompanied this letter to contract owners and are hereby incorporated by reference:

Document 1. The Annual Report of Alger American Fund dated December 31, 1998, that was filed with the Securities Exchange Commission ("Commission") on February 23, 1999 (File No. 811-5550).

Document 2. The Annual Reports of Fidelity Variable Insurance Products Fund and the Variable Insurance Products Fund II dated December 31, 1998, that were filed with the Commission on February 19, 1999 (File Nos. 811-3329 and 811-5511).

Document 3. The Annual Report of the OCC Accumulation Trust dated December 31, 1998 that was filed with the Commission February 26, 1999, (File No. 811-8512).

Document 4. The Annual Report of T. Rowe Price International Stock Portfolio dated December 31, 1998, that was filed with the Commission on February 19, 1999, (File No. 811-7145).

Document 5. The Annual Report of Van Eck Worldwide Hard Assets Fund dated December 31, 1998, that was filed with the Commission on March 18, 1999, (File No. 811-5083).



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IL ANNUITY AND INSURANCE COMPANY LETTERHEAD


May 1, 1999

Dear Contractholder:

As a Visionary Choice Variable Annuity(TM) contractholder, we are providing you with a 1999 prospectus. The date of the new prospectus is May 1, 1999. We hope you find this information helpful. Should you have any questions concerning your Visionary Choice Variable Annuity(TM) from IL Annuity and Insurance Company, please don't hesitate to call our Service Center at: 888-232-6486.

We appreciate and value your business.

Sincerely,

/s/Greg Carney
Greg Carney
President

The following documents accompanied this letter to contract owners and are hereby incorporated by reference:

Document 1. The Annual Report of Alger American Fund dated December 31, 1998, that was filed with the Securities Exchange Commission ("Commission") on February 23, 1999 (File No. 811-5550).

Document 2. The Annual Reports of Fidelity Variable Insurance Products Fund and the Variable Insurance Products Fund II dated December 31, 1998, that were filed with the Commission on February 19, 1999 (File Nos. 811-3329 and 811-5511).

Document 3. The Annual Report of the OCC Accumulation Trust dated December 31, 1998 that was filed with the Commission February 26, 1999, (File No. 811-8512).

Document 4. The Annual Report of T. Rowe Price International Stock Portfolio dated December 31, 1998, that was filed with the Commission on February 19, 1999, (File No. 811-7145).

Document 5. The Annual Report of Van Eck Worldwide Hard Assets Fund dated December 31, 1998, that was filed with the Commission on March 18, 1999, (File No. 811-5083).

Document 6. The Annual Report of Royce Capital Fund dated December 31, 1998, that was filed with the Commission on March 9, 1999, (File No. 811-7537).

Document 7. The Annual Report of SAFECO Resource Series Trust Growth Portfolio dated December 31, 1998, that was filed with the Commission on March 5, 1999, (File No. 811-4717).

Document 8. The Annual Report of SoGen Overseas Variable Fund dated December 31, 1998, that was filed with the Commission on February 26, 1999, (File No. 811-9092)